                                                                     EXHIBIT 4.1

NUMBER                                                                SHARES
[    ]                                                                [    ]

                            3 PEA TECHNOLOGIES, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA



         AUTHORIZED 100,000,000 SHARES COMMON STOCK $.001 PAR VALUE EACH

This Certifies that ___________________________________________________ is the

registered holder of __________________________________________________Shares

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _________________day of _____________________ A.D. _____________



[SEAL OF 3 PEA          /s/ MARK R. NEWCOMER              /s/ DANIEL H. SPENCE
TECHNOLOGIES, INC.]     -------------------------         --------------------
                         CHIEF EXECUTIVE OFFICER                SECRETARY



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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                   under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE      .
---------------------------------------

                                      .
---------------------------------------

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, __________________________

                                 _____________________________________________.
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.